Exhibit 10.5.2

EXECUTION COPY
CONSENT, WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
          This CONSENT AND WAIVER AND AMENDMENT NO. 2 (this “Amendment”), dated as of April 28, 2009, to the Credit Agreement, dated as of October 30, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 LIMITED, a British Virgin Islands Business Company (the “Borrower”), GLG PARTNERS, INC. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 LIMITED, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 LIMITED, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”, and together with the Borrower and Parent, the “GLG Parties”), the financial institutions from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, on December 19, 2008, the Parent, GLG FA Sub 4 Limited, a private company limited by guarantee incorporated under the laws of England and Wales and a Subsidiary of the Parent (“FA Sub 4”), and Société Générale Asset Management S.A. (the “Seller”), entered into that certain acquisition agreement (the “Acquisition Agreement”), pursuant to which FA Sub 4 will purchase from the Seller for an amount equal to £4,500,000 (the “Purchase Price”) the entire issued share capital of Société Générale Asset Management Group Limited (such purchase being the “SGAM Acquisition”);
          WHEREAS, prior to and on and following the date of completion of the SGAM Acquisition (the “Acquisition Closing Date”), the Parent intends to effectuate a restructuring of its UK business based upon the step plan attached hereto as Schedule I (the “Step Plan”);
          WHEREAS, the Lenders party to this Amendment (constituting the Requisite Lenders), the GLG Parties and the Administrative Agent have agreed, subject to certain limitations and conditions set forth below, to provide their consent to the transactions and to waive and amend certain provisions of the Credit Agreement in connection with actions set forth in the Step Plan, as more specifically set forth below; and
          WHEREAS, the Lenders party to this Amendment and the GLG Parties have agreed to amend certain provisions of the Credit Agreement, as more specifically set forth below;
          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Definitions; Rules of Construction
     Except as otherwise expressly provided herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and the rules of construction set forth in Sections 1.2 through 1.5 of the Credit Agreement shall apply to this Amendment.

     Section 2. Consents and Waivers Regarding Step Plan
     (a) With respect to Step 2 of the Step Plan, each Lender party to this Amendment (each, a “Lender Party”):
     (i) agrees that SGL and SHL (each as defined in the Step Plan) need not be in compliance with Section 7.11 of the Credit Agreement until the date that is 30 days following the Acquisition Closing Date (or such later date as the Administrative Agent may agree); provided, however, that SGL and SHL must comply with the guaranty requirements set forth in Section 7.11 of the Credit Agreement by April 23, 2009 (or such later date as the Administrative Agent may agree); provided, further that each of SGL and SHL shall not be deemed to be a Loan Party until it has fully complied with the requirements of Section 7.11 of the Credit Agreement;
     (ii) waives compliance with Sections 8.1 and 8.9 of the Credit Agreement in connection with the existence of the redeemable preference shares issued by each of SHL, SIL, SUK and SIF, set forth on Schedule II hereto so long as such redeemable preference shares are not transferred to any other Person (other than to a Group Member that is a Loan Party).
     (b) With respect to Step 3 of the Step Plan, each Lender Party:
     (i) waives compliance with Sections 8.3 and 8.9 of the Credit Agreement in connection with the Investment by the Borrower in Newco (as defined in the Step Plan);
     (ii) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with the Asset Sale by Newco to the Borrower of the Stock of Newco;
     (iii) waives compliance with Section 8.7(d) of the Credit Agreement in connection with Newco becoming a Subsidiary of the Borrower;
     (iv) agrees that as of the date that Newco becomes a Subsidiary of the Borrower, Newco shall be deemed a Restricted Entity for purposes of the Credit Agreement and the other Loan Documents; provided, however, that if, at any time following the date that is 210 days after Newco becomes a Subsidiary of the Borrower (or such later date as the Administrative Agent may agree), it is not a Restricted Entity pursuant to the definition thereof, Newco shall cease to be deemed a Restricted Entity and shall be required to fully comply with Section 7.11 of the Credit Agreement; and
     (v) agrees that the Borrower need not pledge the Class A Shares (as defined in the Step Plan) of Newco in compliance with Section 7.11 of the Credit Agreement until April 30, 2009 (or such later date as the Administrative Agent may agree).
     (c) With respect to Step 4 of the Step Plan, each Lender Party:
     (i) waives compliance Sections 8.3 and 8.9 of the Credit Agreement in connection with the Investment by Newco in GLG Partners LP; and

     (ii) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with the Asset Sale by GLG Partners LP to Newco of a limited partnership interest in GLG Partners LP.
     (d) With respect to Step 5 of the Step Plan, each Lender Party:
     (i) waives compliance with Sections 8.3 and 8.9 of the Credit Agreement in connection with the Investment by GLG Partners LP consisting of the purchase by GLG Partners LP of the assets and employment contracts of SHL; and
     (ii) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with the Asset Sale by SHL to GLG Partners LP of SHL’s assets and employment contracts.
     (e) With respect to Step 6 of the Step Plan, each Lender Party:
     (i) waives compliance with Sections 8.3 and 8.9 of the Credit Agreement in connection with (A) the Investment by Newco represented by Newco’s purchase from SIL, SUK and SIL of their respective investment management contracts and (B) the Investment by each of SIL, SUK and SIF in Newco evidenced by the Class B Shares (as defined in the Step Plan); and
     (ii) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with the Asset Sale to Newco by SIL, SUK and SIF of their respective investment management contracts in consideration of the allotment to them of Class B Shares.
     Section 3. Additional Waiver and Amendment
     (a) Each Lender Party agrees that Laurel Heights LLP shall be permitted to change its fiscal year from December 31 to March 31, effective for the fiscal year ending March 31, 2009, and each Lender Party waives compliance with Section 8.12 of the Credit Agreement in connection with such fiscal year change.
     (b) Section 8.4(j) of the Credit Agreement is hereby amended by adding the following as clause (iii) thereof:
“and (iii) any Asset Sale that also constitutes a Permitted Intercompany Merger”
     Section 4. Conditions Precedent to Effectiveness
     This Amendment shall become effective when each of the following conditions precedent shall have been satisfied or duly waived (the “Effective Date”):
     (a) This Amendment shall have been executed and delivered by the GLG Parties and the Requisite Lenders.

     (b) The representations and warranties set forth in Section 5 hereof shall be true and correct as of the Effective Date.
     (c) The GLG Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Effective Date including, without limitation, the fees set forth in Section 6 hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.
     Section 5. Representations and Warranties
     On and as of the Effective Date, after giving effect to this Amendment, the GLG Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:
     (a) this Amendment has been duly authorized, executed and delivered by the GLG Parties;
     (b) each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the GLG Parties, enforceable against the GLG Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
     (c) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, in the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Effective Date, in each case as if made on and as of the Effective Date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended and waived hereby;
     (d) no Default or Event of Default has occurred and is continuing or would result therefrom;
     (e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any other Loan Document, in each case as amended or waived hereby (if applicable); and
     (f) (i) each of SIL, SUK and SIF are “Restricted Entities” as such term is defined in the Credit Agreement because they are each regulated by the FSA and (ii) the description of redeemable preference shares issued by each of SHL, SIL, SUK and SIF, set forth on Schedule II hereto, is true and correct in all respects.
     Section 6. Fees and Expenses
     The GLG Parties agree to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents).
     Section 7. Reference to the Effect on the Loan Documents
     (a) As of the Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Arranger or the Administrative Agent under any of the Loan Documents, or constitute an amendment of any other provision of any of the Loan Documents for any purpose except as expressly set forth herein.
     (d) This Amendment is a Loan Document.
     Section 8. Execution in Counterparts
     This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 9. Consent of Guarantors
     Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).
     Section 10. Governing Law
     This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 11. Section Titles
     The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 12. Notices
     All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.
     Section 13. Severability
     The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 14. Successors
     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 15. Waiver of Jury Trial
     EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Remainder of page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized signatories as of the day and year first above written.

FA SUB 3 LIMITED, as Borrower
By:	/s/ Noam Gottesman
	Name:	Noam Gottesman
	Title:	Director

[SIGNATURE PAGE TO GLG AMENDMENT #2]

Guarantors: GLG PARTNERS, INC., as Parent
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	General Counsel & Corporate Secretary

FA SUB 1 LIMITED, as Holdco 1
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

FA SUB 2 LIMITED, as Holdco 2
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG FA SUB 4 LIMITED, as a Guarantor
By:	/s/ Victoria Parry
	Name:	Victoria Parry
	Title:	Director & Secretary

[SIGNATURE PAGE TO GLG AMENDMENT #2]

MOUNT GARNET LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

KNOX PINES LTD., as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Secretary

GLG PARTNERS SERVICES LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

BETAPOINT CORPORATION, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

GLG PARTNERS SERVICES LIMITED, acting as General Partner of GLG PARTNERS SERVICES LP, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

[SIGNATURE PAGE TO GLG AMENDMENT #2]

GLG PARTNERS INTERNATIONAL (CAYMAN) LIMITED, as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG PARTNERS CORP., as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Assistant Secretary

GLG PARTNERS SERVICES INTERNATIONAL LTD., as a Guarantor
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	Director

GLG HOLDINGS INC., as a Guarantor
By:	/s/ John Small
	Name:	John Small
	Title:	President

GLG INC., as a Guarantor
By:	/s/ John Small
	Name:	John Small
	Title:	President

[SIGNATURE PAGE TO GLG AMENDMENT #2]

CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ Maureen Maroney
	Name:	Maureen R. Maroney
	Title:	Authorized Signatory

[SIGNATURE PAGE TO GLG AMENDMENT #2]

CALYON, as Lender
By:	/s/ Glen Barnes
	Name:	Glen Barnes
	Title:	Risk Department

By:	/s/ Lee Browne
	Name:	Lee Browne
	Title:	Head of Client Service Unit
[SIGNATURE PAGE TO GLG AMENDMENT #2]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Vice President

[SIGNATURE PAGE TO GLG AMENDMENT #2]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender
By:	/s/ Kathleen Bowers
	Name:	Kathleen Bowers
	Title:	Director

By:	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President